SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 15, 2005


                               FirstBank NW Corp.
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             (Exact name of registrant as specified in its charter)


        Washington                     0-22435                  84-1389562
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State or other jurisdiction           Commission             (I.R.S. Employer
     of incorporation                 File Number           Identification No.)


1300 16th Avenue, Clarkston, Washington                    99403
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(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number (including area code)  (509) 295-5100
                                                     --------------


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act

Item 2.02  Results of Operations and Financial Condition
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         (a)      On August 12, 2005, FirstBank NW Corp. issued its earnings for the first quarter ended June 30, 2005. A copy of the earnings release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits
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         (c)      Exhibit 99.1    FirstBank NW Corp. press release dated August
                                  12, 2005.







                                      * * *


                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       FIRSTBANK NW CORP.



Date: August 15, 2005                  By: /s/ CLYDE E. CONKLIN
                                           -------------------------------------
                                           Clyde E. Conklin
                                           President and Chief Executive Officer

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